Supplement dated July 7, 2017

to the Prospectuses and Statement of Additional Information (“SAI”)

dated May 1, 2017 for the following Funds:

Funds

WANGER ADVISORS TRUST Wanger International Wanger Select Wanger USA

Effective immediately, the Funds’ Prospectuses are supplemented as follows:

1.	In the prospectus for Wanger International, under the section heading “More Information About the Fund — Additional Investment Strategies and Policies — Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance,” the following is added as a new paragraph:

Effective July 1, 2017, the Transfer Agent has contractually agreed to waive a portion of the fee payable by the Fund (Service Fee) such that (i) through June 30, 2018, the annual Service Fee paid by the Fund does not exceed 0.00% of the Fund’s average daily net assets and (ii) from July 1, 2018 through June 30, 2019, the Service Fee paid by the Fund does not exceed 0.03% of the Fund’s average daily net assets.

2.	In the prospectus for Wanger Select, under the section heading “More Information About the Fund — Additional Investment Strategies and Policies — Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance,” the following is added as a new paragraph:

Effective July 1, 2017, the Transfer Agent has contractually agreed to waive a portion of the fee payable by the Fund (Service Fee) such that (i) through June 30, 2018, the annual Service Fee paid by the Fund does not exceed 0.00% of the Fund’s average daily net assets and (ii) from July 1, 2018 through June 30, 2019, the Service Fee paid by the Fund does not exceed 0.07% of the Fund’s average daily net assets.

3.	In the prospectus for Wanger USA, under the section heading “More Information About the Fund — Additional Investment Strategies and Policies — Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance,” the following is added as a new paragraph:

Effective July 1, 2017, the Transfer Agent has contractually agreed to waive a portion of the fee payable by the Fund (Service Fee) such that (i) through June 30, 2018, the annual Service Fee paid by the Fund does not exceed 0.00% of the Fund’s average daily net assets and (ii) from July 1, 2018 through June 30, 2019, the Service Fee paid by the Fund does not exceed 0.04% of the Fund’s average daily net assets.

4.	In the prospectus for each of the Funds, the information that appears under the section heading “More Information About the Fund — Primary Service Providers — The Transfer Agent,” is removed and replaced with the following:

Columbia Management Investment Services Corp. is a registered transfer agent and a wholly-owned subsidiary of Ameriprise Financial. The Transfer Agent is located at 225 Franklin Street, Boston, MA 02110, and its responsibilities include processing purchases, redemptions and transfers of Fund shares, calculating and paying distributions, maintaining shareholder records, preparing account statements and providing customer service. The Transfer Agent has engaged Boston Financial Data Services (BFDS)

to provide various sub-transfer agency services. In addition, Qualified Plans and their sponsors, participating insurance companies offering Contracts, and other qualified institutional investors authorized by the Distributor (together, Participating Organizations) may provide various sub-transfer agency services. Prior to July 1, 2017, the Fund paid the Transfer Agent a monthly fee on a per-account basis (“Per Account Fee”) in addition to compensation for certain out-of-pocket expenses paid by the Transfer Agent on the Fund’s behalf. Effective July 1, 2017, the Fund no longer pays the Per Account Fee, but pays the Transfer Agent a Service Fee to compensate it for amounts paid to Participating Organizations for providing services to its clients, customers and participants that are invested directly or indirectly in the Fund, subject to certain limits. For additional details about the compensation paid to the Transfer Agent, please refer to the SAI.

Effective immediately, the Funds’ SAI is supplemented as follows:

1.	Under the section heading “Investment Advisory and Other Services — The Investment Manager and Investment Advisory Services — Expense Limitations,” the following is added as a new paragraph after the third paragraph:

With respect to each of the Funds, effective July 1, 2017, the Transfer Agent, an affiliate of the Investment Manager, has contractually agreed to waive a portion of the service fee (Service Fee) that would otherwise be payable by the Fund under the Transfer Agency Agreement such that: (i) through June 30, 2018, the annual Service Fee paid by the Fund shall not exceed 0.00% of the Fund’s average daily net assets; and (ii) from July 1, 2018 through June 30, 2019 the annual Service Fee paid by (a) Wanger International shall not exceed 0.03% the Fund’s average daily net assets, (b) Wanger Select shall not exceed 0.07% of the Fund’s average daily net assets and (c) Wanger USA shall not exceed 0.04% of the Fund’s average daily net assets.

2.	The information that appears under the section heading “Investment Advisory and Other Services — Other Service Providers — The Transfer Agent,” is removed and replaced with the following:

Columbia Management Investment Services Corp. acts as the Transfer Agent for each Fund’s shares and can be contacted at P.O. Box 8081, Boston, MA 02266-8081. The Transfer Agent is a subsidiary of Ameriprise Financial. The Transfer Agent retains BFDS/DST, 2000 Crown Colony Drive, Quincy, MA 02169 as the Funds’ sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

Effective July 1, 2017, the Funds pay the Transfer Agent a fee (Service Fee) to compensate it for amounts paid to Qualified Plans and their sponsors, Participating Insurance Companies and other qualified institutional investors authorized by the Distributor (together, Participating Organizations) for various sub-transfer agency and other shareholder services each Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Funds. Each Fund pays an annual Service Fee of up to 0.18% of the average daily net assets of Fund assets attributable to or held in the name of a Participating Organization, provided that the Funds will not pay a Service Fee that exceeds the amounts paid by the Transfer Agent to a Participating Organization for providing services to clients, customers and participants investing directly or indirectly in the Funds. As described under Investment Advisory and Other Services — The Investment Manager and Investment Advisory Services — Expense Limitations, application of the Service Fee will be phased in over a two-year period.

Prior to July 1, 2017, the Fund paid the Transfer Agent a monthly fee based on the annual rate of $21 per open account, plus certain out-of-pocket expenses.

Shareholders should retain this Supplement for future reference.

C-1467-1 A (7/17)